FORWARD-LOOKING STATEMENT Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) significant labor disturbances which could disrupt industries we serve; 5) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 6) the adequacy of our financial reserves; 7) our continuing ability to comply with the financial covenants of our lines of credit and other financing agreements; 8) our ability to attract and retain competent employees in key positions or to find temporary employees to fulfill the needs of our customers; 9) our ability to successfully complete and integrate acquisitions that we may make; and 10) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to 2014 and 2015 are based on management guidance issued Oct. 23, 2014, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward- looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. Q3 2014 Earnings Results | Oct. 23, 2014 2

Q3 2014 HIGHLIGHTS • Total revenue growth of 40% - Seaton acquisition performing as expected - Organic revenue growth of 2% - Slowdown in energy sector - Excluding energy, organic revenue growth of 5% • Adjusted EBITDA 1 growth of 25% - Continued focus on expanding EBITDA margin through technology and operational efficiencies - 14 branches consolidated in Q3; 52 branches year-to-date • $3M income tax benefit from Worker Opportunity Tax Credits Q3 2014 Earnings Results | Oct. 23, 2014 3 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures which exclude interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non- recurring costs related to the purchase and integration activities of acquisitions. See reconciliation slides in this presentation for additional important disclosures.

Q3 2014 HIGHLIGHTS Q3 2014 Q3 2013 Change Revenue $ 633 $ 451 40% Gross Profit $ 160 $ 124 29% % of Revenue 25.2% 27.4% SG&A Expense $ 120 $ 91 33% % of Revenue 19.0% 20.1% EBITDA 1 $ 39 $ 33 20% % of Revenue 6.2% 7.3% Adjusted EBITDA 1 $ 42 $ 33 25% % of Revenue 6.6% 7.4% Adjusted Earnings per Share 2 $ 0.54 $ 0.48 14% Amounts in millions except per share data. Certain amounts may not sum or recalculate due to rounding. Q3 2014 Earnings Results | Oct. 23, 2014 4 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures which exclude interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non- recurring costs related to the purchase and integration activities of acquisitions. See reconciliation slides in this presentation for additional important disclosures. 2 Adjusted Earnings per Share is a non-GAAP financial measure which excludes non-recurring acquisition and integration costs net of tax from earnings per share. See reconciliation slides in this presentation for additional, important disclosures.

ORGANIC REVENUE TRENDS 4% 3% 2% 5% 4% 5% 0% 1% 2% 3% 4% 5% 6% Q1 Q2 Q3 1 All calculations based on comparison to same period a year ago. Quarterly 2014 Organic Revenue Growth Trends 1 Q3 2014 Earnings Results | Oct. 23, 2014 5 Organic Revenue Growth Organic Revenue Growth Excluding Energy Sector

GROSS MARGIN BRIDGE 24% 25% 26% 27% 28% Q3 2013 Seaton Acquisition TWC Acquisition Pricing & Other Q3 2014 25.2% (2.2%) +0.3% 27.4% (0.3%) 1 1 Q3 2014 Earnings Results | Oct. 23, 2014 6 1 These businesses carry lower gross margin than the Legacy TrueBlue business resulting in a lower blended company average.

SG&A BRIDGE $0 $20 $40 $60 $80 $100 $120 $140 Q3 2013 Acquired Operations - Seaton Acquired Operations-TWC Non-Recurring Acquisition Costs Variable and Other Costs Q3 2014 $91M $120M $4M $2M $20M $3M 1 2 3 1 Operating expenses relating to acquired Seaton operations. Seaton was acquired on the first day of Q3 2014. 2 Operating expenses relating to acquired TWC operations. Acquisition of TWC was completed on the first day of Q4 2013. 3 Net increase in acquisition and integration costs. Q3 2014 Earnings Results | Oct. 23, 2014 7

Q3 2014 ADJUSTED EBITDA MARGIN BRIDGE 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% Q3 2013 Adjusted EBITDA Margin Seasonal Impact from Seaton Acquisition Impact from TWC Acquisition Q3 2014 Adjusted EBITDA Margin 6.6% (0.6%) (0.2%) 7.4% 1 1 Q3 2014 Earnings Results | Oct. 23, 2014 8 2 2 2 Adjusted EBITDA margins for Seaton and TWC are comparable on a full year basis, but lower than the peak Q3 Adjusted EBITDA margin of the Legacy TrueBlue business, resulting in a lower blended company average in Q3 2014. 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures which exclude interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non- recurring costs related to the purchase and integration activities of acquisitions. See reconciliation slides in this presentation for additional important disclosures.

Amounts in millions except per share data. Certain amounts may not sum or recalculate due to rounding. Q4 2014 EXPECTATIONS Legacy TrueBlue Outsourcing Solutions (Seaton) Consolidated Total Revenue $ 445 - 455 $ 247 - 253 $ 695 - 705 Total growth FLAT N/A 56% Growth excluding energy 4% N/A 60% Adjusted EBITDA 1 $ 27 - 29 $ 14 - 15 $ 41 - 44 Adjusted EPS 2 $ 0.44 - 0.49 Non-recurring Integration Costs $ 1.0 Q3 2014 Earnings Results | Oct. 23, 2014 10 2 Adjusted Earnings per Share is a non-GAAP financial measure which excludes non-recurring integration costs net of tax from earnings per share. See reconciliation slides in this presentation for additional, important disclosures. 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures which exclude interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non- recurring costs related to the purchase and integration activities of acquisitions. See reconciliation slides in this presentation for additional important disclosures.

2015 OUTLOOK

Amounts in millions except per share data. Certain amounts may not sum or recalculate due to rounding.

	Legacy TrueBlue	Outsourcing Solutions (Seaton)	TrueBlue Total
Revenue	$ 1,900	$ 770	$ 2,670
Organic Revenue Growth	6%	10%	8%
Total Revenue Growth	6%	16%	22%
Adjusted EBITDA[1]	$ 110	$ 40	$ 150
Adjusted EBITDA[1] %	5.8%	5.2%	5.6%
Adjusted EBITDA[1] Growth			27%
Non-recurring Integration Costs			2
EBITDA[1]			148
Depreciation and Amortization			40
Income from Operations			108
Interest Expense, Net			3
Income before Taxes			105
Provision for Income Taxes			42
Net Income			$ 63
Earnings per Share			$ 1.51
Adjusted Earnings per Share[1]			$ 1.54
Capital Expenditures			$ 20

[1] EBITDA, Adjusted EBITDA, and Adjusted Earnings per Share are non-GAAP terms. Adjusted EBITDA and Adjusted EPS excludes $2 million of non-recurring integration costs related to the Seaton acquisition. See reconciliation slides in this presentation for additional important disclosures.

For simplicity, point estimates have been provided for 2015. These estimates should not be interpreted as a sign of increased visibility or precision in our ability to forecast since a fundamental value proposition is the contingent nature of our services allowing customers, on short notice, to adjust their use of our services.

Q3 2014 Earnings Results | Oct. 23, 2014 11

TRUEBLUE

4.0% 4.5% 5.0% 5.5% 6.0% 2014 Forecasted Adjusted EBITDA Margin Seasonal Impact from Seaton Acquisition 2014 Forecasted Pro Forma Adjusted EBITDA Margin 2015 Operating Leverage 2015 Forecasted Adjusted EBITDA Margin 5.6% 5.2% (0.2%) 5.4% +0.4% 2015 ADJUSTED EBITDA MARGIN BRIDGE 2 The timing of the acquisition of Seaton increased the overall Adjusted EBITDA margin for 2014 by 20 basis points due to the acquired period of July 2014 through December 2014 having a higher EBITDA margin than the entire calendar year of 2014. Q3 2014 Earnings Results | Oct. 23, 2014 12 2 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures which exclude interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non- recurring costs related to the purchase and integration activities of acquisitions. See reconciliation slides in this presentation for additional important disclosures. 1 1

NET INCOME TO EBITDA AND ADJUSTED EBITDA RECONCILIATION Q3 2014 Net Income 20.9 $ Q3 2013 19.0 $ Depreciation & Amortization 9.7 $ EBITDA 39.3 $ Non-recurring Acquisition Costs 2.3 $ Adjusted EBITDA 41.6 $ 4.8 $ 32.8 $ 0.6 $ 33.4 $ Income Tax Expense 8.2 $ 9.5 $ Interest Expense (Income), net 0.4 $ (0.4) $ 1 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Amounts in millions. Certain amounts may not sum or recalculate due to rounding. Q3 2014 Earnings Results | Oct. 23, 2014 13 1 1

DILUTED NET INCOME PER SHARE TO ADJUSTED NET INCOME PER SHARE RECONCILIATION

	Q3 2014	Q3 2013
Diluted Net Income per Share[1]	$ 0.51	$ 0.47
Non-recurring Acquisition Costs[2]	$ 0.03	$ 0.01
Adjusted Net Income per Share[3]	$ 0.54	$ 0.48

[1] The terms "net income" and "earnings" are used interchangeably throughout this presentation.

[2] Adjusted earnings per diluted share is a non-GAAP financial measure which excludes non-recurring costs related to the purchase, integration, reorganization, and shutdown activities related to acquisitions, which is used by management in communicating comparable performance. Adjusted net income per diluted share should not be considered a measure of financial performance in isolation or as an alternative to net income per share in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies.

[3] Non-recurring acquisition costs for the third quarter of 2014 relate to the acquisition of Seaton, which was completed on June 30, 2014, the first business day of the 2014 third quarter. Non-recurring acquisition costs for the prior year period relate to the acquisition and integration of TWC acquisition. The impact on net income per diluted share is net of income taxes at 40%.

Q3 2014 Earnings Results | Oct. 23, 2014

14

TRUEBLUE

1 EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered a measure of financial performance in isolation or as an alternative to income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Q3 2014 Earnings Results | Oct. 23, 2014 15 RECONCILIATION OF Q-4 2014 FORECASTED OPERATING INCOME TO EBITDA AND ADJUSTED EBITDA Q4 2014 Forecast Operating Income EBITDA Non-recurring Acquisition Costs Adjusted EBITDA 30 - 33 1 41 - 44 10 40 - 43 1 1 Depreciation & Amortization Amounts in millions. Certain amounts may not sum or recalculate due to rounding. $ $ $ $ $